UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 12, 2025

AKAMAI TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27275	04-3432319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 Broadway
Cambridge, MA 02142
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AKAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 12, 2025, Akamai Technologies, Inc. (“Akamai”) entered into an Amendment No. 2 (the “Second Amendment”), by and among Akamai, the financial institutions identified therein as lenders and JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), which amends that certain Credit Agreement (the “Credit Agreement”), dated November 22, 2022 (as amended on April 17, 2025), by and among Akamai, the financial institutions party thereto from time to time as lenders and the Agent. The Second Amendment, among other things, (i) increases the aggregate revolving commitments under the Credit Agreement from $500.0 million to $1.0 billion, (ii) extends the maturity date from November 22, 2027 to November 22, 2028, (iii) reduces the maximum aggregate amount of additional increases to the commitments from $500.0 million to $0 and (iv) reduces the number of additional permitted maturity extensions from two to one.

The description of the Second Amendment contained herein is qualified in its entirety by reference to the Second Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above regarding the Second Amendment is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On May 13, 2025, Akamai issued a press release announcing that it intends to offer, subject to market and other conditions, $1.35 billion of Convertible Senior Notes due 2033 in a private offering to qualified institutional buyers. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 2 by and among Akamai Technologies, Inc., the financial institutions identified therein as lenders and JPMorgan Chase Bank, N.A., as administrative agent, dated May 12, 2025

99.1	Press release dated May 13, 2025

104	Cover page interactive data file (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKAMAI TECHNOLOGIES, INC.

Date: May 13, 2025	By:	/s/ Aaron S. Ahola
	Name:	Aaron S. Ahola
	Title:	Executive Vice President, General Counsel and Corporate Secretary